Exhibit 10-2

FIRST AMENDMENT
TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 11, 2011 and is entered into by and among AGL CAPITAL CORPORATION, a Nevada corporation (the “Borrower’’), AGL RESOURCES INC., a Georgia corporation (“Holdings’’), and GOLDMAN SACHS BANK USA, as Administrative Agent (“Administrative Agent”), acting with the consent of the Required Lenders, and is made with reference to that certain BRIDGE TERM LOAN CREDIT AGREEMENT dated as of December 21, 2010 (the “Credit Agreement”) by and among the Borrower, Holdings, as Guarantor, the Lenders party thereto, the Administrative Agent and the other Agents named therein.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Required Lenders are willing to agree to such amendments relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions.

A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment”: that certain First Amendment to Credit Agreement dated as of August 11, 2011 among the Borrower, Holdings, the Administrative Agent, and the financial institutions listed on the signature pages thereto.

“First Amendment Effective Date”: the date of satisfaction of the conditions referred to in Section II of the First Amendment.

“Note Purchase Agreement”: that certain Note Purchase Agreement, anticipated to be entered into on or about August 2011, among the Borrower, Holdings and the respective purchasers named therein pursuant to which the Borrower will issue the Private Placement Notes.

“Permitted Revolver Refinancing”: any revolving credit facility of the Borrower in an amount not to exceed $2,250,000,000 on terms and conditions customary for debt financings of this kind and the net proceeds of which are directly and immediately used solely to refinance or replace the Existing Credit Agreement and any Permitted Incremental Facility (including to repay loans, and terminate commitments, under the Existing Credit Agreement and, if applicable, the Permitted Incremental Facility), and pursuant to a syndication process satisfactory to the Arranger; provided, that on or prior to the Closing Date, irrevocable notice shall have been given pursuant to the terms of the Existing Nicor Credit Facilities to permanently reduce the outstanding commitments thereunder, and on or prior to the date that is five (5) Business Days following the Closing Date, the outstanding commitments under the Existing Nicor Credit Facilities shall have been permanently reduced, in each case, by at least the amount necessary such that the aggregate amount of commitments outstanding under the Permitted Revolver Refinancing (including any loans funded thereunder), together with the aggregate amount of commitments outstanding under the Existing Nicor Credit Facilities (including any loans funded thereunder), shall not exceed $2,250,000,000.

“Private Placement Notes”: the senior notes to be issued pursuant to, and governed by, the Note Purchase Agreement.

B. The definition of “Existing Nicor Credit Agreement” is hereby amended and restated in its entirety as follows:

“Existing Nicor Credit Agreement”: collectively, (i) that certain 3-Year Credit Agreement, dated as of April 23, 2010, as amended by Amendment No. 1 to 3-Year Credit Agreement, dated as of April 19, 2011, among Nicor Gas Company and Nicor Inc., as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other parties thereto from time to time, as the same may have been amended, restated, supplemented or otherwise modified and in effect immediately through the First Amendment Effective Date and (ii) that certain 364-Day Credit Agreement, dated as of April 29, 2011, among Nicor Gas Company, as Borrower, JPMorgan Chase Bank. N.A., as Administrative Agent and the other parties thereto from time to time,   as the same may have been amended, restated, supplemented or otherwise modified and in effect immediately through the First Amendment Effective Date.

C. The definition of “Permitted Combined Revolver Refinancing” is hereby deleted and the phrase “Permitted Combined Revolver Refinancing” wherever appearing in the Credit Agreement is hereby deleted and replaced with “Permitted Revolver Refinancing”.

D. The definition of “Permitted Debt” is hereby amended and restated in its entirety as follows:

“Permitted Debt”: Indebtedness existing under any of the following: (i) a Permitted 2011 Notes Refinancing, (ii) a Permitted Term Facility, (iii) the Existing Nicor Credit Facilities, (iv) a Permitted Incremental Facility and (v) a Permitted Revolver Refinancing.

E. The definition of “Permitted Incremental Facility” is hereby amended and restated in its entirety as follows:

“Permitted Incremental Facility”: an incremental revolving facility under the Existing Credit Agreement in an amount not to exceed $1,250,000,000 to be entered into in accordance with the terms and conditions of the Existing Credit Agreement; provided, that the Borrower shall have engaged one or more financial institutions satisfactory to the Arranger to act as lead arranger of such incremental facility; provided, that on or prior to the Closing Date, irrevocable notice shall have been given pursuant to the terms of the Existing Nicor Credit Facilities to permanently reduce the outstanding commitments thereunder, and on or prior to the date that is five (5) Business Days following the Closing Date, the outstanding commitments under the Existing Nicor Credit Facilities shall have been permanently reduced, in each case, by at least the amount necessary such that the aggregate amount of commitments outstanding under the Permitted Incremental Facility (including any loans funded thereunder), together with the aggregate amount of commitments outstanding under the Existing Nicor Credit Facilities (including any loans funded thereunder), shall not exceed $1,250,000,000.

F. The definition of “Permitted Nicor Revolver Refinancing” is hereby deleted and the phrase “Permitted Nicor Revolver Refinancing” wherever appearing in the Credit Agreement is hereby deleted and replaced with “Existing Nicor Credit Facilities”.

G. The definition of “Senior Notes” is hereby amended and restated in its entirety as follows:

“Senior Notes”: any debt securities issued by the Borrower pursuant to (x) a registered public offering or Rule 144A or (y) the Note Purchase Agreement (including without limitation the Private Placement Notes), in each case, in connection with the Acquisition or to refinance the Loans.

1.2	Amendments to Section 5.2(k).

Section 5.2(k) of the Credit Agreement is hereby amended by replacing the phrase “the Borrower shall have” in the second line thereof with the phrase “the Borrower and Nicor Gas Company shall have, collectively,”.

1.3	Amendments to Section 7.12(a).

Section 7.12(a) of the Credit Agreement is hereby amended by inserting the phrase “(including without limitation the Private Placement Notes)” in the third line thereof immediately after the words “any Permanent Financing”.

1.4	Amendments to Section 7.12(c).

Section 7.12(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)(i) the Existing Credit Agreement and the Permitted Incremental Facility, if any (including, in each case, any extensions, renewals, replacements or refinancings thereof pursuant to any Permitted Revolver Refinancing), (ii) the Existing Nicor Credit Facilities in an aggregate principal amount not to exceed $1,000,000,000 and (iii) other Indebtedness existing as of the Effective Date and anticipated to be existing as of the Closing Date and set forth on Schedule 5.2(c) and any extensions, renewals, replacements or refinancings thereof; provided that the aggregate principal amount of Indebtedness outstanding under clauses (i) and (ii) hereof, collectively, shall not exceed $2,250,000,000”

1.5	Amendments to Section 7.12(i).

Section 7.12(i) of the Credit Agreement is hereby amended by inserting the phrase “such Indebtedness has terms and conditions that” immediately after the words “provided that”.

1.6	Amendments to Schedule 7.8.

Schedule 7.8 of the Credit Agreement is hereby amended by inserting the following language after item number 18 thereof:

“19.
Note Purchase Agreement, anticipated to be entered into on or about August 2011, among the Borrower, Holdings and the respective purchasers named therein pursuant to which the Borrower will issue the Private Placement Notes.”

SECTION II.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. Execution. The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties and (ii) consent and authorization from the Required Lenders to execute this Amendment on their behalf.

B. Other Fees.  The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the First Amendment Effective Date to the extent invoiced in reasonable detail, including, without limitation, reimbursement or other payment of reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document.

C. Necessary Consents. Each Loan Party shall have obtained all material consents necessary in connection with the transactions contemplated by this Amendment.

SECTION III.	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Existence.  Each Loan Party is organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

B. Power; Execution; Enforceable Obligations.

(a) Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by and/or consented to under this Amendment, the “Amended Agreement”) and the other Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit under the Amended Agreement.  Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of the Amended Agreement.

(b) This Amendment has been duly executed and delivered on behalf of each Loan Party party thereto.

(c) Each of this Amendment, the Amended Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

C. Release of Claims.  No Credit Party has any knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the execution of this Amendment.

SECTION IV.	ACKNOWLEDGMENT AND CONSENT

Holdings hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Holdings hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Holdings acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Holdings acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of Holdings is not required by the terms of the Credit Agreement or any other Loan Document in order to effect the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Holdings to any future amendments to the Credit Agreement.

SECTION V.	MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	AGL CAPITAL CORPORATION

By:  /s/Paul R. Shlanta
Name: Paul R. Shlanta
Title:   President

HOLDINGS:	AGL RESOURCES INC.

By:  /s/Andrew W. Evans
        Name: Andrew W. Evans
        Title:   Executive Vice President and Chief Financial Officer

GOLDMAN SACHS BANK USA, as Administrative Agent

By:  /s/Douglas Tansey
        Name: Douglas Tansey
        Title:  Authorized Signatory

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
Bank of America, N.A.

By:  /s/Mike Mason
        Name: Mike Mason
        Title:  Director

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
The Bank of Nova Scotia

By:  /s/Thane Rattew
        Name: Thane Rattew
        Title:   Managing Director

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:

The Bank of Tokyo-Mitsubishi UFJ Ltd.,

By:  /s/Alan Reiter
        Name: Alan Reiter
        Title:   Vice President

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:

Credit Agricole Corporate and Investment Bank

By:  /s/Darrell Stanley
        Name: Darrell Stanley
        Title:  Managing Director

By:  /s/Michael Willis
        Name: Michael Willis
        Title:  Managing Director

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:

Deutsche Bank AG New York Branch

By:  /s/John S. McGill
        Name: John S. McGill
        Title:  Director

By:  /s/Ming K. Chu
        Name: Ming K. Chu
        Title:  Vice President

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
Goldman Sachs Bank USA

By:  /s/Rick Canonico
        Name: Rick Canonico
        Title:  Authorized Signatory

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
Morgan Stanley Bank, N.A.

By:  /s/Scott Taylor
        Name: Scott Taylor
        Title:  Authorized Signatory

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
The Royal Bank of Scotland PLC

By:  /s/Brian D. Williams
        Name: Brian D. Williams
        Title:  Authorised Signatory

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
SunTrust Bank

By:  /s/Andrew Johnson
        Name: Andrew Johnson
        Title:  Director

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
U.S. Bank National Association

By:  /s/Michael T. Sagges
        Name: Michael T. Sagges
        Title:  Vice President

 SIGNATURE PAGE TO FIRST
AMENDMENT TO AGL CAPITAL
CORPORATION BRIDGE TERM LOAN
CREDIT AGREEMENT DATED AS OF
THE DATE FIRST ABOVE WRITTEN

 NAME OF LENDER:
Wells Fargo Bank, National Association

By:  /s/Allison Newman
        Name: Allison Newman
        Title:  Director